Fair value of Above-Market Acquired Time Charters	6 Months Ended
Jun. 30, 2016
Fair Value Of Above-Market Acquired Time Charters [Abstract]
Fair Value of Above-Market Acquired Time Charters:
7.      Fair value of Above-Market Acquired Time Charters:
As part of the Merger in July 2014, a $1,967 intangible asset was recognized in connection with a fair value adjustment for two favorable time charters for the vessels Amami and Madredeus, each of which was leased by Oceanbulk at the time of the Merger. Accumulated amortization as of December 31, 2015 in connection with these time charters was $1,713, leaving an unamortized balance as of December 31, 2015 of $254, which was fully amortized during the six-month period ended June 30, 2016. The corresponding amortization for the six-month period ended June 30, 2015 was $575. Such amortization is included under “Voyage revenues” in the accompanying unaudited interim condensed consolidated statements of operations.
The amortization of the fair value of above-market acquired time charters for the six-month period ended June 30, 2015 also included $6,496 related to the vessels Star Big, Star Martha (ex-Christine), Star Pauline (ex-Sandra) and Star Despoina (ex-Lowlands Beilun) (which had been fully amortized up to December 31, 2015, as further described in Note 7 in the Company's consolidated financial statements for the year ended December 31, 2015, included in the Company's 2015 20-F Annual Report).
In the second quarter of 2015, the Company entered into an agreement with a third party to sell the vessel Star Big. In connection with this sale, its above-market acquired time charter was terminated early, and the unamortized balance relating to this vessel of $2,114 at June 30, 2015, was written off and reflected under “Loss on time charter agreement termination” in the accompanying unaudited interim condensed consolidated statement of operations for the six-month period ended June 30, 2015.